SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               JULY 14, 1997
                     _________________________________
                     (Date of earliest event reported)


                     SAVANNAH FOODS & INDUSTRIES, INC.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)


      DELAWARE                1-11420               58-1089367
     ______________     _____________________      __________________
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)


                   P.O. BOX 339, SAVANNAH, GEORGIA 31402
       ____________________________________________________________
        (Address of principal executive offices, including zip code)


                               (912) 234-1261
            ____________________________________________________
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       _____________________________________________________________
       (Former name or former address, if changed since last report)



          ITEM 5.   OTHER EVENTS.

                    For simplicity, the entities referred to herein are as follows:

                    Company - Savannah Foods & Industries, Inc.

                    Flo-Sun - Flo-Sun Incorporated

                    Florida Crystals - XSF Holdings, Inc. XSF
          Holdings is currently a subsidiary of Flo-Sun which will hold the United States based sugar operations of the Restructured Companies.

                    Restructured Companies - refers to ODH
          Corporation, a Delaware corporation ("ODH"), Okeelanta Corporation, a Delaware corporation ("Okeelanta"), and Flo-Sun Land Corporation, a Florida corporation ("FSL"). Pursuant to a restructuring (the "Restructuring") to be consummated immediately prior to the consummation of the merger described below, such companies will become subsidiaries of Florida Crystals.

                    DXE Merger Corp. - a wholly owned subsidiary of XSF Holdings, Inc. established for purposes of this transaction with which Savannah Foods & Industries, Inc. is anticipated to merge.

                                  *********

                    On July 14, 1997, Savannah Foods & Industries, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with XSF Holdings, Inc., a Delaware corporation ("XSF Holdings"), DXE Merger Corp., a Delaware corporation and a wholly owned subsidiary of XSF Holdings ("DXE"), and Flo-Sun Incorporated, a Florida corporation ("Flo-Sun"). Pursuant to and subject to the terms and conditions of the Merger Agreement, DXE will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of XSF Holdings (the "Merger" and, together with the other transactions contemplated by the Merger Agreement, the "Transactions"). A copy of the Merger Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

                    Pursuant to the Merger and the Merger
          Agreement, each share of Common Stock, par value $.25 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the date of the Merger (the "Effective Time") shall (other than any shares of Company Common Stock held by the Company as treasury stock or owned by XSF Holdings or any subsidiary of XSF Holdings immediately prior to the Effective Time) be converted into the right to receive one share of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of XSF Holdings.

                    Upon completion of the Merger, and assuming all holders of equity securities of the Restructured Companies accept the proposal that has been made to them to participate in the Restructuring (see below), Flo-Sun will own approximately 39.4% of the capital stock of XSF Holdings, certain other stockholders of the Restructured Companies will own approximately 19.1% of the capital stock of XSF Holdings, and current stockholders of the Company will in the aggregate have the right to receive approximately 41.5% of the capital stock of XSF Holdings. In the event that holders of fewer than 100% of the equity securities of the Restructured Companies participate in the Restructuring, the current stockholders of the Company will in the aggregate receive proportionately more than 41.5% of the capital stock of XSF Holdings. Flo-Sun's interest will be held in shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), of XSF Holdings. Each share of Class B Common Stock will entitle the holder thereof to eight votes on all matters submitted to a vote of the stockholders of XSF Holdings. Each share of Class A Common Stock will entitle the holder thereof to one vote on all such matters.

                    A copy of the unaudited condensed combined financial statements of XSF Holdings is attached as
          Exhibit 99.2 hereto and is incorporated herein by reference. Such financial statements are presented as if all holders of equity securities of the Restructured Companies accept the proposal that has been made to them to participate in the Restructuring. As of July 17, 1997, over 80% of such equity securities were committed to participate in the Restructuring (including all of the equity securities of FSL). No assurances can be given that the remaining holders of equity securities of the Restructured Companies will elect to participate in the Restructuring. Any such holder who does not participate would continue to own equity securities of ODH or Okeelanta, as the case may be, after consummation of the Restructuring.

                    Consummation of the Merger is subject to certain conditions, including, among other things, approval by the stockholders of the Company, expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the effectiveness of the registration statement relating to the shares of Class A Common Stock issued in connection with the Merger and the listing of such shares.

                    In addition, the Company entered into an amendment, dated as of July 14, 1997, (the "Rights Agreement Amendment"), to its Rights Agreement, dated as of March 31, 1989, for the purpose of excluding XSF Holdings, DXE and Flo-Sun from the definition of Acquiring Person as a result of the approval, execution or delivery of the Merger Agreement or consummation of the Transactions. A copy of the Rights Agreement Amendment is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

                    On July 15, 1997, the Company and XSF Holdings issued a joint press release announcing, among other things, the execution of the Merger Agreement. A copy of such press release is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

                    The above information is only a brief
          description of certain of the terms of the Merger
          Agreement, the Rights Agreement Amendment and the transactions contemplated thereby. Such description does not purport to be complete and is qualified in its entirety by reference to Exhibits 99.1, 99.2, 99.3 and
          99.4 hereto.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED.

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

          (c)  EXHIBITS:

          EX. NO.        DESCRIPTION

          99.1 Agreement and Plan of Merger, dated as of July 14, 1997, by and among XSF Holdings, DXE, the Company and Flo-Sun.

          99.2           Unaudited condensed combined financial
                         statements of XSF Holdings.

          99.3 First Amendment, dated as of July 14, 1997, to the Rights Agreement, dated as of March 31, 1989, between the Company and Wachovia Bank, N.A., as successor Rights Agent to Citizens and Southern Trust Company (Georgia), N.A.

          99.4           Text of Press Release issued by the
                         Company and XSF Holdings on July 15, 1997.



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  July 21, 1997

                                   SAVANNAH FOODS & INDUSTRIES,
                                      INC.

                                   By:  /s/ Gregory H. Smith
                                        ---------------------------
                                        Gregory H. Smith
                                        Senior Vice President,
                                        Chief Financial Officer and
                                        Treasurer



                                EXHIBIT INDEX

          EX. NO.        DESCRIPTION

          99.1 Agreement and Plan of Merger, dated as of July 14, 1997, by and among XSF Holdings, DXE, the Company and Flo-Sun.

          99.2           Unaudited condensed combined financial
                         statements of XSF Holdings.

          99.3 First Amendment, dated as of July 14, 1997, to the Rights Agreement, dated as of March 31, 1989, between the Company and Wachovia Bank, N.A., as successor Rights Agent to Citizens and Southern Trust Company (Georgia), N.A.

          99.4           Text of Press Release issued by the
                         Company and XSF Holdings on July 15, 1997.